UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – January 13, 2023
THE BANK OF NEW YORK MELLON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

240 Greenwich Street
New York, New York 10286
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code – (212) 495-1784

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BK	New York Stock Exchange
6.244% Fixed-to-Floating Rate Normal Preferred Capital Securities of Mellon Capital IV	BK/P	New York Stock Exchange
(fully and unconditionally guaranteed by The Bank of New York Mellon Corporation)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 13, 2023, The Bank of New York Mellon Corporation (“BNY Mellon”) released information on its financial results for the fourth quarter ended Dec. 31, 2022. Copies of the Earnings Release and the Financial Supplement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

ITEM 7.01.    REGULATION FD DISCLOSURE.

On January 13, 2023, BNY Mellon will hold a conference call and webcast to discuss its financial results for the fourth quarter ended Dec. 31, 2022 and outlook. A copy of the Financial Highlights presentation for the conference call and webcast is attached hereto as Exhibit 99.3.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

    (d)    EXHIBITS.

Exhibit
Number	Description

99.1	The Bank of New York Mellon Corporation Earnings Release dated January 13, 2023, announcing financial results for the fourth quarter of 2022.
The quotation in Exhibit 99.1 (the “Excluded Section”) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of BNY Mellon under the Securities Act of 1933 or the Exchange Act. The information included in Exhibit 99.1, other than in the Excluded Section, shall be deemed “filed” for purposes of the Exchange Act.

99.2	The Bank of New York Mellon Corporation Financial Supplement dated January 13, 2023, for the fourth quarter of 2022.
The information included in Exhibit 99.2 shall be deemed “filed” for purposes of the Exchange Act.

99.3	Fourth Quarter 2022 Financial Highlights Presentation dated January 13, 2023.
The information included in Exhibit 99.3 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of BNY Mellon under the Securities Act of 1933 or the Exchange Act.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)
Date: January 13, 2023	By: /s/ James J. Killerlane III
Name: James J. Killerlane III Title: Secretary

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